Exhibit 99.2

Subject to Confidentiality Agreements Contains Material Non-Public Information GenOn Restructuring Transaction Term Sheet The below reflects terms of a restructuring that the GenOn Noteholder Group would support, subject to definitive documentation acceptable to the GenOn Noteholder Group and necessary corporate approvals Plan, and any outstanding borrowings are to be repaid at emergence support agreement are eligible to participate in the financing on a pro rata basis reorganization governance and transaction documents shall be acceptable to the GenOn Noteholder Group Notes: (1)Reflects present value of leases as of March 31, 2016. Based on 10% discount rate at GenMA and 9.4% discount rate at REMA (2)All terms contained in the Restructuring transaction and NRG Settlement will be subject to definitive documentation and subject to court approval and may be modified as directed by the court 1 Amount GenOn Noteholder Group Restructuring Proposal NRG Facility $500m committed Any drawn amounts and existing LCs are to remain outstanding for duration of Chapter 11 proceedings and replaced by an exit facility on the effective date of a GenOn Noteholders $1,830m To receive 100% of the equity of reorganized GenOn (pari passu), which shall include any consideration from the NRG settlement (see following page for details) GAG Noteholders $695m If 2/3 or more of GAG Noteholders sign an RSA, GAG Noteholders will receive cash in the amount of 84% of par plus accrued interest through the Petition Date If less than 2/3 of GAG Noteholders sign an RSA, the GAG Notes will be reinstated New Money Exit Financing $650m Amount: Currently anticipated to be $650 million, to be funded if at least 2/3 of GAG Noteholders sign an RSA Participation: Financing fully committed to by participating GenOn Noteholders ([4%] commitment fee); all GenOn Noteholders that execute a restructuring Terms: The terms of financing are to be acceptable to the GenOn Noteholder Group GenOn Mid-Atlantic (“GenMA”) Leases PV(1): $597m Any settlement, cash release or other financial accommodation to be paid exclusively to GenOn – Settlement, cash release or other financial accommodation from GenMA not condition precedent to completing Restructuring GenOn REMA (“REMA”) Leases PV(1): $342m TBD GAG Intercompany Note To be settled at discretion of Debtors NRG Settlement Terms RSA to include agreement to support full releases from GenOn and GAG to NRG and from GAG to GenOn In exchange for full releases from GenOn, GAG and the supporting Noteholders, NRG to provide settlement consideration of $240 million of cash (subject to increase per the terms on the following page), shared services as set forth on the following page, assumption of certain pension liabilities, and other consideration in varying forms (see following page for details) for the benefit of GenOn Allocation of cash settlement to GAG on account of claims against GenOn TBD Documentation and Governance The terms and form of each of the restructuring support agreement, the new financing, the plan of reorganization and ancillary documents and all post-Fees and Expenses GenOn shall pay all fees and expenses (including any transaction fees) of advisors to the GenOn Noteholder Group (including Davis Polk and Wardwell LLP); and, if 2/3 of GAG Noteholders sign an RSA, the Crossover Noteholder Group (including Ducera Partners LLC, Ropes & Gray LLP, FERC Counsel, and Richards, Layton & Finger).

Subject to Confidentiality Agreements Contains Material Non-Public Information NRG Settlement Terms The following highlights key economic terms of the proposed settlement agreed to in principle among the Steering Committee, NRG, GenOn and GAG Cash: $243.0 million if (a) supported by greater than 50% of GenOn Notes and (b) (i) supported by greater than 50% of GAG Notes or (ii) GAG Notes are reinstated, plus an additional $18.3 million if (x) supported by greater than 2/3 of GenOn Notes and (y) (ii) supported by greater than 2/3 of GAG Notes or (ii) GAG Notes are reinstated Pension: NRG to indemnify GenOn for historic pension obligations(1) accrued through the effective date, including satisfaction of $13 million in annual contribution obligations for 2017 plus underfunding liability estimated at approximately $120 million Shared Services Transition: NRG to allow for transition of shared services and during such transition period NRG will continue to provide shared services as follows: NRG to provide GenOn with transition services at a rate of $7 million per month during the pendency of the Chapter 11 proceedings NRG to provide free shared services for 2 months post-emergence NRG to provide GenOn with option for up to two one-month extensions for transition services at a rate of $7 million per month post-emergence Shared Services Credit: NRG to provide a $27 million credit against amounts owed to NRG for Shared Services Other Properties: NRG projects on GenOn and GAG property (Canal Unit 3 and Puente) NRG and GenOn to cooperate to maximize value of such assets Canal Units 1 and 2 shall not be materially adversely impacted by the economic implications of Canal Unit 3 Tax Structuring: Transaction to be structured to permit NRG to take a worthless stock deduction, subject to diligence and agreement that such a deduction will not materially adversely impact tax attributes of assets or pro forma tax profile of GenOn Releases: Full releases from GenOn, GAG, Supporting Noteholders and the bankruptcy estates in favor of the NRG parties; mutually agreeable releases or indemnities with respect to GenMA and REMA – – – – – – – Notes: (1)The NRG Pension Plan covers the historical pension liability of certain GenOn employees (2)All terms contained in the Restructuring transaction and NRG Settlement will be subject to definitive documentation and subject to court approval and may be modified as directed by the court 2

Subject to Confidentiality Agreements Contains Material Non-Public Information Disclaimer THIS TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN OF REORGANIZATION, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF SECURITIES, BANKRUPTCY AND/OR OTHER APPLICABLE LAWS. THIS TERM SHEET DOES NOT ADDRESS ALL TERMS THAT WOULD BE REQUIRED IN CONNECTION WITH ANY POTENTIAL RESTRUCTURING AND ENTRY INTO OR THE CREATION OF ANY BINDING AGREEMENT IS SUBJECT TO THE EXECUTION OF DEFINITIVE DOCUMENTATION IN FORM AND SUBSTANCE SATISFACTORY IN ALL RESPECTS TO THE APPLICABLE PARTIES. THIS TERM SHEET HAS BEEN PRODUCED FOR DISCUSSION AND SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO THE PROVISIONS OF RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER SIMILAR APPLICABLE STATE AND FEDERAL RULES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN IS STRICTLY CONFIDENTIAL. 3

Subject to Confidentiality Agreements Contains Material Non-Public Information GenOn Restructuring Transaction Term Sheet The below reflects terms of a restructuring that the GenOn Noteholder Group would support subject to definitive documentation acceptable to the GenOn Noteholder Group and necessary corporate approvals Plan, and any outstanding borrowings are to be repaid at emergence support agreement and to be paid on the effective date of the Plan. The total possible NRG settlement payment is inclusive of such amounts Early Consent/Participation Fee: $[14.1] million to be earned by participating GAG Noteholders on par + accrued interest upon executing a restructuring services as set forth on page 3, assumption of certain pension liabilities, and other consideration in varying forms (see following page for details) reorganization governance and transaction documents shall be acceptable to both the Crossover Noteholder Group and the GenOn Noteholder Group Gray LLP, FERC Counsel, and Richards, Layton & Finger); and the GenOn Noteholder Group (including Davis Polk and Wardwell LLP) Notes: (1)Reflects present value of leases as of March 31, 2016. Based on 10% discount rate at GenMA and 9.4% discount rate at REMA (2)All terms contained in the Restructuring transaction and NRG Settlement will be subject to definitive documentation and subject to court approval and may be modified as directed by the court 1 Amount GenOn Noteholder Group Restructuring Proposal NRG Facility $500m committed Any drawn amounts and existing LCs are to remain outstanding for duration of Chapter 11 proceedings and replaced by an exit facility on the effective date of a GenOn Noteholders $1,830m To receive 100% of the equity of reorganized GenOn (pari-passu), which shall include any consideration from the NRG settlement (see following page for details) Early Consent/Participation Fee: $[75.0] million to be earned by participating GenOn Noteholders on par + accrued interest upon executing a restructuring GAG Noteholders $695m To receive cash in the amount of 82% of par plus accrued interest through the Petition Date Claim to increase beginning 6 months after the filing date at a 6% annual ticking fee Full Releases from GAG to GenOn Energy, Inc. support agreement and to be paid on the effective date of the Plan. The total possible NRG settlement payment is inclusive of such amount New Money Exit Financing $650m Amount: Currently anticipated to be $650 million Participation: Financing fully backstopped by participating GenOn and GAG Noteholders (5% fee); all GenOn and GAG Noteholders that execute a restructuring support agreement are eligible to participate in the backstop. All GenOn and GAG Noteholders that execute a restructuring support agreement supporting the agreed restructuring are eligible to participate in the financing on a pro rata basis Terms: The terms of financing are to be reasonably acceptable to all members of the Crossover Noteholder Group and the GenOn Noteholder Group GenOn Mid-Atlantic (“GenMA”) Leases PV(1): $597m Any settlement, cash release or other financial accommodation to be paid exclusively to GenOn – Settlement, cash release or other financial accommodation from GenMA not condition precedent to completing Restructuring GenOn REMA (“REMA”) Leases PV(1): $342m TBD NRG Settlement Terms In exchange for full releases from GenOn, GAG and the supporting Noteholders, NRG to provide settlement consideration of $240 million of cash, shared Documentation and Governance The terms and form of each of the restructuring support agreement, the new financing, the plan of reorganizaiton and ancillary documents and all post-Fees and Expenses GenOn shall pay all fees and expenses (including any transaction fees) of advisors to the Crossover Noteholder Group (including Ducera Partners LLC, Ropes &

Subject to Confidentiality Agreements Contains Material Non-Public Information NRG Settlement Terms The following highlights key economic terms of the proposed settlement agreed to in principle among the Steering Committee, NRG, GenOn and GAG Cash: $243.0 million if supported by greater than 50% of GenOn Notes and greater than 50% of GAG Notes, plus an additional $18.3 million if supported by greater than 2/3rd of GenOn Notes and 2/3rd of GAG Notes Pension: NRG to indemnify GenOn for historic pension obligations(1) accrued through the effective date, including satisfaction of $13 million in annual contribution obligations for 2017 plus underfunding liability estimated at approximately $120 million Shared Services Transition: NRG to allow for transition of shared services and during such transition period NRG will continue to provide shared services as follows: Transition services: NRG to provide GenOn with transition services at a rate of $7 million per month during the pendency of the Chapter 11 proceedings NRG to provide free shared services for 2 months post-emergence NRG to provide GenOn with option for up to two, one-month extensions for transition services at a rate of $7 million per month post-emergence Shared Services Credit: NRG to provide a $27 million credit against amounts owed to NRG for Shared Services Other properties: NRG projects on GenOn and GAG property (Canal Unit 3 and Puente) NRG and GenOn to cooperate to maximize value of such assets Canal Unit 1 and 2 shall not be materially adversely impacted by the economic implications of Canal Unit 3 Tax Structuring: Transaction to be structured to permit NRG to take a worthless stock deduction, subject to diligence and agreement that such a deduction will not materially adversely impact tax attributes of assets or pro forma tax profile of GenOn Releases: Full releases from GenOn, GAG, Supporting Noteholders and the bankruptcy estates in favor of the NRG parties; mutually agreeable releases or indemnities with respect to GenMA and REMA – – – – – – – Notes: (1)The NRG Pension Plan covers the historical pension liability of certain GenOn employees (2)All terms contained in the Restructuring transaction and NRG Settlement will be subject to definitive documentation and subject to court approval and may be modified as directed by the court 2

Subject to Confidentiality Agreements Contains Material Non-Public Information Disclaimer THIS TERM SHEET DOES NOT CONSTITUTE (NOR SHALL IT BE CONSTRUED AS) AN OFFER WITH RESPECT TO ANY SECURITIES OR A SOLICITATION OF ACCEPTANCES OR REJECTIONS AS TO ANY PLAN OF REORGANIZATION, IT BEING UNDERSTOOD THAT SUCH A SOLICITATION, IF ANY, ONLY WILL BE MADE IN COMPLIANCE WITH APPLICABLE PROVISIONS OF SECURITIES, BANKRUPTCY AND/OR OTHER APPLICABLE LAWS. THIS TERM SHEET DOES NOT ADDRESS ALL TERMS THAT WOULD BE REQUIRED IN CONNECTION WITH ANY POTENTIAL RESTRUCTURING AND ENTRY INTO OR THE CREATION OF ANY BINDING AGREEMENT IS SUBJECT TO THE EXECUTION OF DEFINITIVE DOCUMENTATION IN FORM AND SUBSTANCE SATISFACTORY IN ALL RESPECTS TO THE APPLICABLE PARTIES. THIS TERM SHEET HAS BEEN PRODUCED FOR DISCUSSION AND SETTLEMENT PURPOSES ONLY AND IS SUBJECT TO THE PROVISIONS OF RULE 408 OF THE FEDERAL RULES OF EVIDENCE AND OTHER SIMILAR APPLICABLE STATE AND FEDERAL RULES. THIS TERM SHEET AND THE INFORMATION CONTAINED HEREIN IS STRICTLY CONFIDENTIAL. 3